Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to Rule 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of Ryan Specialty Holdings, Inc. (the “Company”) for the
period ended September 30, 2026, as filed with the U.S. Securities and Exchange Commission (the “Report”), I,
Timothy W. Turner, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2026	/s/ Timothy W. Turner
Timothy W. Turner
Chief Executive Officer